SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                                January 21, 2000
                Date of Report (Date of earliest event reported)


                       DONALDSON, LUFKIN & JENRETTE, INC.
             (Exact name of registrant as specified in its charter)

Delaware                                1-6862            13-1898818
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
of organization)                                          Identification Number)

                                277 Park Avenue
                            New York, New York 10172
              (Address of principal executive offices) (zip code)

                                 (212) 892-3000
              (Registrant's telephone number, including area code)

         (Former Name or Former Address, if Changed Since Last Report)

                   Exhibit Index is on page 4 of this filing

Item 5.   OTHER EVENTS

          On January 21, 2000, Donaldson, Lufkin & Jenrette, Inc. (the "Company") amended its program for the offering of Medium-Term Notes due nine months or more from the date of issuance ("Medium-Term Notes") to increase the aggregate principal amount of the notes from $1,000,000,000 to $1,350,000,000 or the equivalent thereof in one or more other currencies or currency units such as the Euro. The Medium-Term Notes are part of the $2,000,000,000 in debt securities and preferred stock registered by the Company pursuant to a Registration Statement, as amended (the "Registration Statement") filed with the Securities and Exchange Commission ("Commission") on Form S-3 (Registration No. 333-73405) pursuant to Rule 415 promulgated by the Commission under the Securities Act of 1933, as amended the ("Act"). A Prospectus Supplement and Base Prospectus relating to the Medium-Term Notes has been filed with the Commission pursuant to Rule 424(b) of the Act. The issuance and sale of the Medium- Term Notes may be made from time to time in various amounts pursuant to an Indenture, dated as of June 8, 1998, between the Company and The Chase Manhattan Bank, as Trustee. The Indenture was previously filed with the Commission.

          The Medium-Term Notes will be distributed pursuant to a Distribution Agreement dated April 15, 1999, as amended by Amendment No. 1 to the Distribution Agreement dated January 21, 2000, among the Company and certain agents. The form of Amendment No. 1 to the Distribution Agreement is attached hereto as Exhibit 1 and incorporated by reference herein. The Medium-Term Notes may bear fixed or floating rates of interest and may also be issued as Indexed Notes, Dual Currency Notes, Renewable Notes, Amortizing Notes or as Original Issue Discount Notes as described in the Prospectus Supplement. A form of Fixed Rate Medium-Term Note and Regular Floating Rate Medium-Term Note were previously filed with the Commission and are incorporated by reference herein. The Chase Manhattan Bank (the "Calculation Agent") may perform certain services in connection with the issuance of Medium-Term Notes bearing floating rates of interest or bearing fixed rates of interest determined by reference to an interest rate formula, if any, pursuant to a Calculation Agent Agreement between the Company and the Calculation Agent. The Calculation Agent Agreement was previously filed with the Commission and is incorporated by reference herein. Tax consequences of ownership and disposition of the Notes are described in the Prospectus Supplement. The opinion of Davis Polk & Wardwell, special tax counsel to the Company was previously filed with the Commission and is incorporated by reference herein.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
          INFORMATION AND EXHIBITS

     c.   Exhibits.

          1       Amendment No. 1 to the Distribution Agreement.

          1.1 Form of Distribution Agreement (Incorporated by reference to Exhibit 1 to Donaldson, Lufkin & Jenrette, Inc's report on Form 8- K filed with the Commission on April 22, 1999).

          4.1 Form of Senior Debt Indenture between the Company and The Chase Manhattan Bank, as Trustee (Incorporated by reference to the corresponding exhibit to Donaldson, Lufkin & Jenrette, Inc's Registration Statement on Form S-3 (Registration No. 333-40925)).

          4.2 Form of Fixed Rate Medium-Term Note (Incorporated by reference to the corresponding exhibit to Donaldson, Lufkin & Jenrette, Inc's report on Form 8-K filed with the Commission on April 22, 1999).

          4.3 Form of Floating Rate Medium-Term Note (Incorporated by reference to the corresponding exhibit to Donaldson, Lufkin & Jenrette, Inc's report on Form 8-K filed with the Commission on April 22, 1999).

          4.4 Form of Calculation Agent Agreement (Incorporated by reference to the corresponding exhibit to Donaldson, Lufkin & Jenrette, Inc's report on Form 8-K filed with the Commission on November 12, 1998).

          4.5 Form of Tax Opinion (Incorporated by reference to the corresponding exhibit to Donaldson, Lufkin & Jenrette,
                      Inc's report on Form 8-K filed with the Commission on April 22, 1999).


                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           DONALDSON, LUFKIN & JENRETTE, INC.

Date: February 4, 2000                     By /s/ Marjorie S. White
                                             -----------------------------------
                                             Name:  Marjorie S. White
                                             Title: Secretary

                                 EXHIBIT INDEX

Exhibit   Numbered                                                  Sequentially
Number    Exhibit                                                       Page
-------   --------                                                  ------------

1         Amendment No. 1 to the Distribution Agreement.

1.1 Form of Distribution Agreement (Incorporated by reference to Exhibit 1 to Donaldson, Lufkin & Jenrette, Inc's report on Form 8- K filed with the Commission on April
          22, 1999).

4.1 Form of Senior Debt Indenture between the Company and The Chase Manhattan Bank, as Trustee (Incorporated by reference to the corresponding exhibit to Donaldson, Lufkin & Jenrette, Inc's Registration Statement on Form
          S-3 (Registration No. 333-40925)).

4.2 Form of Fixed Rate Medium-Term Note (Incorporated by reference to the corresponding exhibit to Donaldson, Lufkin & Jenrette, Inc's report on Form 8-K filed with the Commission on April 22, 1999).

4.3 Form of Floating Rate Medium-Term Note (Incorporated by reference to the corresponding exhibit to Donaldson, Lufkin & Jenrette, Inc's report on Form 8-K filed with the Commission on April 22, 1999).

4.4 Form of Calculation Agent Agreement (Incorporated by reference to the corresponding exhibit to Donaldson, Lufkin & Jenrette, Inc's report on Form 8-K filed with the Commission on November 12, 1998).

4.5 Form of Tax Opinion (Incorporated by reference to the corresponding exhibit to Donaldson, Lufkin & Jenrette,
          Inc's report on Form 8-K filed with the Commission on April 22, 1999).

                                           4